SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
       (c)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11 (c) or Section
       240.14a-12



                                 E.MERGENT, INC

                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]   $125 per Exchange Act Rules 0-11 (c)(1)(ii), 14a-6(I)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1) Title of each class of securities to which transaction applies:
      2) Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11,-1
      4) Proposed maximum aggregate value of transaction:
            1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]   Fee Paid Previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of schedule and the date of its filing.
            1) Amount Previously Paid:
            2) Form, Schedule or Registrant Statement No:
            3) Filing Party:
            4) Date Filed:

                                 E.MERGENT, INC.

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 21, 2001

TO THE SHAREHOLDERS OF E.MERGENT, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of E.mergent, Inc., a Delaware corporation (the "Company"), will be held on Monday, May 21, 2001, at 3:30 P. M., local time, at the Minneapolis Marriott City Center, 30 South 7th Street, Minneapolis, MN 55402 for the following purposes:

         1. To elect five Directors to serve for the ensuing year and until their successors are duly elected and qualified.

         2. To transact such other business as may properly come before the meeting and any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on March 23, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         All shareholders are cordially invited to attend the Annual Meeting in person. Any shareholder attending the Annual Meeting may vote in person even if such shareholder previously signed and returned a Proxy.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Jill R. Larson
                                          ----------------------------------
                                          Jill R. Larson
                                          Secretary

Golden Valley, Minnesota
March 30, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 E.MERGENT, INC.

                              --------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 21, 2001

         The enclosed Proxy is solicited on behalf of the Board of Directors of E.mergent, Inc., a Delaware Corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders ("Annual Meeting") to be held Monday, May 21, 2001, at 3:30 P.M., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Minneapolis Marriott City Center, 30 South 7th Street, Minneapolis, MN 55402.

         The Company's principal executive offices are located at 5960 Golden Hills Drive, Minneapolis, Minnesota 55416. The telephone number at that address is (763) 542-0061.

         These Proxy solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended December 31, 2000 will be mailed on or about April 6, 2001, to all shareholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARES OUTSTANDING

         Shareholders of record at the close of business on March 23, 2001, are entitled to notice of, and to vote at, the Annual Meeting. At the record date 5,781,440 shares of the Company's Common Stock were issued, outstanding and entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

         Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

         The enclosed Proxy is solicited on behalf of the Board of Directors of the Company.

         Every shareholder voting for the election of Directors shall be entitled to one vote for each share of Common Stock standing in such shareholder's name on the books of the Company for each Director separately on a non-cumulative basis. On all other matters each share is entitled to one vote on each proposal or item that comes before the Annual Meeting.

         Proxy statements delivered to brokers who are prohibited from exercising discretionary authority over beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes") will not be included in these vote totals. The Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for transaction of business, but will exclude abstentions and broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

         The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 2001 Annual Meeting must be received by the Secretary of the Company no later than November 30, 2001, in order to be included in the Proxy soliciting material relating to that Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         The following table sets forth as of February 15, 2001, certain information concerning those persons known by the Company to be the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock of the Company; the number of shares of Common Stock owned by all directors of the Company, individually; and all Directors and all executive officers of the Company as a group.

                                                    SHARES BENEFICIALLY OWNED(1)

NAME                                                NUMBER            PERCENT(2)
- ----                                                ------            ----------
James W. Hansen                                       679,634(3)           10.9%
26 Hwy 96E
Dellwood, Minnesota  55110

Richard Craven                                        651,448(4)           10.4%
5200 Wilson Road, Suite 200
Edina, Minnesota  55424-1343

Robin Sheeley                                       1,239,828(5)           19.8%
4724 South Lake Sarah Drive
Maple Plain, Minnesota  55359

Peter McDonnell                                        27,700(6)            0.4%
310 Judson Street, #5
Toronto, Ontario
Canada M8Z 5T6

Roger Redmond                                          20,000(7)            0.3%
77 Garden Drive
Burnsville, Minnesota  55337

Jill R. Larson                                        108,890(8)            1.7%
14228 Shore Lane
Prior Lake, Minnesota  55372

All Directors and officers as a group (6 persons)   2,727,500              43.5%

(1) Unless otherwise noted, all shares are beneficially owned and the sole voting and investment power is held by persons indicated based upon there being 5,771,440 Common Shares outstanding.

(2) Includes shares of Common Stock issuable upon the exercise of warrants or options. (See below for an analysis of officer's and director's warrants and options.)

(3) Includes employee stock options to purchase 125,000 shares of the Company's Common Stock and non-qualified stock options to purchase 150,000 shares of the Company's Common Stock.

(4) Includes non-qualified options to purchase 26,000 shares of the Company's Common Stock.

(5) Includes employee stock options to purchase 30,000 shares of the Company's Common Stock and 1,209,678 restricted shares of the Company's common stock received as part of the acquisition of Acoustic Communication Systems, Inc. see "Certain Transactions".

(6) Includes non-qualified options to purchase 20,000 shares of the Company's Common Stock.

(7) Includes non-qualified options to purchase 20,000 shares of the Company's Common Stock.

(8) Includes employee stock options to purchase 105,000 shares of the Company's Common Stock.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

NOMINEES

         The Company's Board of Directors currently has five (5) members. All five directors are to be elected at the Annual Meeting. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the five nominees named below. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the Proxies shall be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as Directors, the Proxy holders intend to vote all Proxies received by them in such a manner as will ensure the election of the nominees listed below. The term of office of each person elected as a Director will continue until the next Annual Meeting of the Shareholders and until his successor has been duly elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a Director.

         The election of nominees for director will require the affirmative vote of a majority of the shares voted at the annual meeting in person or by Proxy.

         The following named persons have been nominated for election to the Company's Board of Directors:

            Name of Nominee           Age      Positions Held With The Company
            ---------------           ---      -------------------------------

            Richard F. Craven         57       Director of the Company

            James W. Hansen           46       President, Treasurer and CEO
                                               Chairman of the Board

            Robin Sheeley             45       Chief Technical Officer and
                                               Director of the Company

            Peter McDonnell           63       Director of the Company

            Roger Redmond             47       Director of the Company

         The Board of Directors recommends a vote FOR each nominee.

          Richard F. Craven has been a Director of the Company since 1992. He holds a bachelor of science degree in business from the University of Minnesota. Mr. Craven is a private investor and has been in the real estate and insurance business since 1965, managing, owning and developing several business ventures. Mr. Craven is also Chairman of the Board Directors of RSI Systems, Inc.

         James W. Hansen has been President, CEO, and Treasurer of the Company since November 1996 and Chairman of the Board of Directors since May 29, 1997. Mr. Hansen holds bachelor degrees in Physiology and Physics Education from the University of Minnesota and an MBA in Finance from the University of St. Thomas. From 1979 - 1983 Mr. Hansen was a teacher and management consultant. From 1983 - 1986 he was a Vice President of the Apache Corporation, a NYSE traded oil and gas exploration company. From 1986 - 1992 he was a Senior Vice President and General Manager of the pension division of Washington Square Capital, a Reliastar Company, a NYSE traded financial services company now known as ING Reliastar. Since 1992 Mr. Hansen has served as an investor, Director, President or Vice President of several private companies in medical services and technology. He serves as a Director of Medtox Scientific (AMEX) and UBIQ, Inc. and has taught in the MBA program at the University of St. Thomas since 1984.

         Robin Sheeley has been the Chief Technical Officer and Director of the Company since August 1999. Mr. Sheeley owned and operated Acoustic Communication Systems (ACS), since 1987. From 1982 - 1986 he was the National Account Manager of the Communication Division of Honeywell. Prior to Honeywell, Mr. Sheeley was employed at RCA and Team Electronics. Mr. Sheeley holds an Associate Degree from North Hennepin Community College in Marketing Management.

         Peter McDonnell has been a Director of the Company since February 2000. Mr. McDonnell is the CEO of ADCOM Videoconferencing, Canada's largest provider of videoconferencing and visual communications solutions. Mr. McDonnell is a graduate of the University of Toronto with a degree in Physics. Prior to forming ADCOM Electronics Limited in 1974, he was responsible for export sales for broadcast products of GE Canada.

         Roger Redmond has been a Director of the Company since January 2001. Mr. Redmond is currently a Managing Director of Goldsmith, Agio, Helms and Lynner, Ltd., one of the largest private investment banking firms in the United States. Mr. Redmond holds a Bachelor of Science Degree in chemistry from the University of Arizona and an MBA from the University of Minnesota and is a chartered financial analyst. Mr. Redmond is a former U.S. Bancorp Piper Jaffray analyst and technology investment banker who is also a member of the Board of Directors of Spire Corporation and formerly was a member of the Media 100 Board of Directors.

OTHER OFFICERS AND SIGNIFICANT EMPLOYEES

         Jill R. Larson, age 34, has been Secretary of the Company since February 1994, and has been the Business Manager of the Company since its inception in July 1992 and was promoted to Vice President of Administration in November 1996. Ms. Larson holds a Bachelor of Arts Degree in business management from Bethel College. From 1988 through 1992 she was Business Manager for Foundation Publishing which developed a desktop publishing application and distributed other Macintosh software applications.

         There is no family relationship between any directors or officers of the Company.

   COMPLIANCE OF OFFICERS AND DIRECTORS WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Security Dealers, Inc. Such officers, directors and ten percent (10%) shareholders are also required by SEC rules to furnish the Company with copies of all section 16(a) forms that they file.

         Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and ten percent (10%) shareholders were complied with.

BOARD MEETINGS AND COMMITTEES

         James W. Hansen serves as Chairman of the Board of Directors of the Company. The Board of Directors held a total of four (4) meetings during the fiscal year ended December 31, 2000. No Director attended fewer than seventy-five (75%) percent of all such meetings of the Board of Directors and of the committees, if any, upon which such Director served.

         The Audit Committee consists of Messrs. Redmond and Craven. The Company certifies that the Audit Committee consists of two directors that are independent and at least one of the directors of the Audit Committee has past employment experience in finance or accounting per the Nasdaq Audit Committee Requirements for SEC Regulation S-B filers. The principal functions of the Audit Committee are set forth in the E.mergent, Inc. Audit Committee Charter adopted by the Board of Directors and attached as Appendix A to this definitive proxy statement. The Audit Committee held two (2) meetings during fiscal year 2000. In connection with the Audit Committee Charter, the Audit Committee has issued an Audit Committee Report, which is found in Appendix B to the definitive proxy statement.

         Audit services of Deloitte & Touche LLP during the 2000 fiscal year included the examination of our consolidated financial statements and services related to filings with the Securities and Exchange Commission (SEC) and other regulatory bodies. Deloitte & Touche LLP fees for the last annual audit and quarterly reviews were $35,000 and $10,000 for all other professional services. Other professional services included income tax services and international tax guidance. The Company did not engage Deloitte & Touche LLP to provide advice regarding financial information systems design during the 2000 fiscal year.

         Our Audit Committee meets with Deloitte & Touche LLP two times a year. At such times, the Audit Committee reviews both audit and non-audit services performed by Deloitte & Touche LLP for the preceding year, as well as the fees charged for such services. Among other things, the Committee examines the effect that the performance of non-audit services may have upon the independence of the auditors.

         A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from shareholders.

         The Compensation Committee currently consists of Messrs. McDonnell and Craven. The Compensation Committee held two (2) meetings during fiscal year 2000. The function of the Compensation Committee is to make salary, bonus and compensation recommendations to the Board of Directors of the Company. The Board of Directors of the Company has developed a compensation philosophy for all employees. It is the Company's policy to have most employees serve as employees at will with no employment contracts and to set base salaries at the midpoint of a range determined by independent surveys for that position if the incumbent fully meets the experience and skills necessary for success in that position. Additional financial compensation is based on performance related to success factors set by the Company's Board of Directors annually. In 1997 a profit sharing plan was adopted by the Company's Board of Directors whereas an award could be made to employees if the Company meets certain pretax return goals. No payments are made under the plan until shareholders attain a 6% pretax operating ROE. The plan then begins awarding increasing amounts based on pretax operating ROE to a pool shared with all employees as shareholder returns increase. In 1998 an Employee Stock Purchase Plan was adopted by the Company's Board of Directors whereas full-time employees are eligible to purchase shares of common stock on a quarterly basis at the lesser of 85% of the fair market value on the beginning or ending dates of the period.

         Executives also participate in an additional plan based on annual objectives of the Company similar to the profit sharing plan with amounts ranging up to 50% of base compensation. Participants can be awarded qualified employee stock options to recognize long term contributions to the Company. The total pool of qualified options is limited to 10% of the Company's outstanding securities.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation awarded to, earned by, or paid for all services rendered to the Company by the Company's Chief Executive Officer and the other most highly compensated executive officers whose total compensation exceeded $100,000 at the fiscal year end, for services to the Company in all capacities during the three fiscal years ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation                              Long Term Compensation Awards
                               -------------------                              -----------------------------
                                                                              Other          Restricted   Options/SARs
Name and Principal            Fiscal                                         Annual            Stock         No. of
   Position                    Year         Salary           Bonus          Compensation        Awards        Shares
   --------                    ----         ------           -----          ------------        ------        ------

James Hansen                   2000       $120,000(1)       $1,375              $0                 0          30,000
   President, Chairman,        1999        $84,000         $46,500              $0                 0          15,000
   Chief Executive Officer     1998        $84,000              $0              $0                 0          30,000
   & Treasurer                 1997        $85,462         $40,019              $0                 0          50,000


Robin Sheeley                  2000       $135,000(2)       $1,650          $7,095                 0               0
   Chief Technical Officer     1999        $56,250         $26,500          $5,594                 0          30,000
   & Director

         (1) Includes compensation received as part of an employment agreement dated January 1, 2000, see also "Employment Contracts and Compensatory Arrangements".

         (2) Includes compensation received as part of an employment agreement dated August 3, 1999, see "Employment Contracts and Compensatory Arrangements".

INDIVIDUAL OPTIONS

         The following table sets forth certain information with respect to individual options granted during 2000 by the Company's Chief Executive Officer and the other most highly compensated executive officers whose total compensation exceeded $100,000 at the fiscal year end.

                            INDIVIDUAL OPTION GRANTS

                              Number             % of Total
                             Options           Options Granted
      Name                   Granted           to Employees(1)     Exercise Price        Expiration Date
      ----                   -------           ---------------     --------------        ---------------

James Hansen                  30,000(2)              44%               $3.37             January 1, 2003
Robin Sheeley                      0(3)               0%

         (1) During fiscal year 2000, options to acquire an aggregate of 68,750 shares of Common Stock were granted to employees.
         (2) Includes qualified employee stock options granted that are vested over two years from the date of grant.
         (3) Mr. Sheeley was not granted stock options during the fiscal year 2000.

AGGREGATE OPTIONS EXERCISED AND HOLDINGS

         The following table sets forth certain information with respect to aggregate options exercised during 2000 and options held at the end of such year by the Company's Chief Executive Officer and the other most highly compensated executive officers whose total compensation exceeded $100,000 at the fiscal year end.

                Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

                                                                                        Value of Unexercised
                                                          Number of Unexercised         In-The-Money Options
                             Shares                    Options at Fiscal Year End     at December 31, 2000 (1)
                          Acquired on      Value       --------------------------     ------------------------
            Name            Exercise      Realized     Exercisable  Unexercisable     Exercisable  Unexercisable
            ----            --------      --------     -----------  -------------     -----------  -------------

James Hansen                       0             0        260,000         15,000        $135,625             $0
Robin Sheeley                      0             0         10,000         20,000          $2,500         $5,000

         (1) Based on the December 31, 2000, closing bid price of the Company's Common Stock of $1.50 per share.

COMPENSATION OF DIRECTORS

         On June 3, 1994, the Company's Board of Directors authorized payment to non-employee Directors of $50.00 per meeting. On May 29, 1997 the Company's Board of Directors authorized an increase in payments to non-employee Directors to $250.00 per meeting effective June 1, 1997 and an annual grant of 2,000 non-qualified options pursuant to the Company's Nonqualified Stock Option Plan. New directors are granted a one-time grant of 20,000 non-qualified stock option pursuant to the Company's Nonqualified Stock Option Plan.

EMPLOYMENT CONTRACTS AND COMPENSATORY ARRANGEMENTS

         In January 2000 the Company entered into a three-year employment agreement with James W. Hansen. The Company hereby employs Mr. Hansen as Chairman of the Board, Chief Executive Officer, President, and Treasurer. The agreement calls for a minimum base salary of $8,000 per month for year one, $10,000 per month for year two and

$12,000 per month for year three as well as reimbursement of normal business expenses. The consulting agreement between the Company and The Hansen Company has been terminated and a consulting provision has been included in Mr. Hansen's employment agreement to allow for consulting services and assistance as required by the Company for a monthly retainer of $2,000 payable to The Hansen Company. Mr. Hansen received 30,000 qualified employee stock options at an exercise price of $3.37 per the employment agreement.

         In May of 1999 and amended on May 25, 1999 and August 3, 1999, the Company entered into a Merger Agreement with Robin Sheeley and Acoustic Communication Systems, Inc. (ACS). Pursuant to the Merger Agreement and on the terms and conditions set forth in the Merger Agreement, ACS was merged with and into Acquisition Co., with Acquisition Co. as the surviving corporation in the Merger. As a result of the Merger, ACS became a subsidiary of the Company. The Merger consideration was equal to the sum of $1,000,000 cash and 1,209,678 shares of the Company's common stock which was equal to $1,500,000 in value based on the price per share equal to the average of the closing bid and asked prices of the Company's common stock as reported by Nasdaq during the ten trading days immediately preceding the Closing Date.

         In August of 1999 the Company entered into a three-year employment agreement with Robin Sheeley as the Chief Technical Officer. The agreement calls for a minimum monthly base salary of $10,833 per month as well as reimbursement of normal business expenses. The Board of Directors may increase, but not decrease, such monthly base salary. Mr. Sheeley received 30,000 qualified employee stock options at an exercise price of $1.25 with vesting of 10,000 shares per year on the annual anniversary of this employment agreement. Mr. Sheeley is entitled to participate in the Company's management bonus pool and is also eligible for the Company's profit sharing plan.

         In August of 1999 the Company entered into a twelve year Noncompetition Agreement with Robin Sheeley which the agreement precludes Mr. Sheeley from competing with the Company anywhere within Iowa, Minnesota, Nebraska, North Dakota, South Dakota or Wisconsin. In consideration of the provisions of this Agreement, the Company agrees to pay Mr. Sheeley the sum of $750,000 on April 7, 2000. Mr. Sheeley may defer such payment, at his discretion, for up to 12 successive one-year periods, in which event the outstanding balance shall accrue interest at the Company's short term cost of borrowing. In the event that Mr. Sheeley breaches the restrictive covenants, Mr. Sheeley shall pay to the Company as liquidated damages and as full and complete settlement of any damages incurred by the Company, an amount equal to the then unamortized balance of the consideration (which will amortize evenly over the one hundred forty-four (144) months at $5,208.33 per month, plus attorney fees and collection costs).

         In August of 1999 the Company entered into a Registration Agreement with Robin Sheeley. The shares of Company common stock that were issued to Mr. Sheeley pursuant to the Merger Agreement were not registered under the Securities Act of 1933 and are therefore restricted securities. Under the Registration Agreement, Mr. Sheeley has the right to include the shares of the Company common stock in a registration statement filed by the Company in the future. These "piggyback" registration rights apply only if the Company is independently preparing to file a registration statement. Mr. Sheeley cannot demand that the Company file a registration statement. In connection with a "piggyback" registration, Mr. Sheeley must pay his proportionate share of registration expenses based on the total number of shares registered, and is also responsible for the fees and expenses of his own legal council.

                              CERTAIN TRANSACTIONS

RELATED PARTIES

         The wife of Mr. Sheeley, Director of the Company and Chief Technology Officer, is employed at the Company as a graphic designer.

         The son-in-law of Mr. Sheeley, Director and Chief Technology Officer of the Company, is employed in the Company's manufacturing facility as a woodshop technician.

         The Company's products division sells its products in the normal course of business to Mr. McDonnell's company ADCOM Videoconferencing in Toronto, Canada.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent according to their best judgment.

         It is important that your shares be represented at the Annual Meeting, regardless of the number of shares, which you hold. You are, therefore, urged to execute and return the accompanying Proxy in the envelope, which has been enclosed, at your earliest convenience.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              JILL R. LARSON
                                              CORPORATE SECRETARY

Dated:  March 30, 2001

APPENDIX A

                                 E.MERGENT, INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of at least two directors (three by 2001), all of whom are all independent of the management of the corporation (as defined by the applicable regulations of NASDAQ) and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. All members of the Audit Committee shall be able to read and understand financial statements, and at least one member shall have accounting or financial management expertise.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation and to ensure that the independent auditors are accountable to both the Audit Committee and to the Board of Directors.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

         o Review and recommend to the full Board of Directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries on an annual basis.

         o Oversee the independence of the outside auditors, which shall include obtaining from the outside auditors a formal written statement delineating all relationships between the auditors and the Company and actively engaging the auditors in a discussion as to any disclosed activities that may impact the objectivity or independence of the auditors. The Audit Committee will obtain annually a written statement from the independent auditors delineating all relationships between the Company and independent auditors. When necessary the committee shall make recommendations to ensure the auditors independence.

         o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         o Review with the independent auditors and the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

         o Discuss with the independent auditors their qualitative judgments about the appropriateness, not just the acceptability, of account principles and financial disclosure practices used or proposed to be adopted by the

                  Company, particularly about the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates.

         o Review the financial statements contained in the quarterly report on Form 10-Q and in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any significant changes in accounting principles will be reviewed by the Audit Committee.

         o Provide the report for the Company's annual proxy statement required by regulations of the Securities and Exchange Commission respecting the activities of Audit Committee and whether the Committee recommends inclusion of the Company's audited financial statements in the annual report to be filed with the Commission.

         o Provide sufficient opportunity for the independent auditors to communicate directly with the Audit Committee and to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

         o Review with the full Board of Directors any material matters discussed or acted upon by the Audit Committee during its regular meetings.

         o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

         o Review at least annually the adequacy of its charter and where necessary make recommendations to the full Board of Directors for modification of such charter.

APPENDIX B

                                 E.MERGENT, INC.
                             AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors ("Board"), the Audit Committee ("Committee") of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal year December 31, 2000, the Committee discussed the interim financial information contained in each quarterly earnings announcement with Company management and independent auditors prior to each public release.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors, Deloitte & Touche LLP, a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with both the independent auditors and management their audit plans, audit scope, and identification of audit risks.

The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ending December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its annual report on Form 10KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Date:  February 19, 2001

/s/ Roger Redmond
- ------------------------
Committee Chair

/s/ Richard Craven
- ------------------------
Committee Member

                                 E.MERGENT, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                              MONDAY, MAY 21, 2001
                                     3:30 PM

                        MINNEAPOLIS MARRIOTT CITY CENTER
                               30 SOUTH 7TH STREET
                              MINNEAPOLIS, MN 55402



E.MERGENT, INC.
5960 GOLDEN HILLS DR., GOLDEN VALLEY, MN 55416                             PROXY
- --------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated March , 2001, hereby appoints James W. Hansen and Jill R. Larson proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated on the reverse side, all common shares of E.mergent, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of E.mergent, Inc., to be held at 3:30 pm on Monday, May 21, 2001, at Minneapolis Marriott City Center, 30 South 7th Street, Minneapolis, Minnesota 55402, and any adjournment thereof.
















                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                            --------------------
                                                             COMPANY #
                                                             CONTROL #
                                                            --------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on May 18, 2001.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
o  Follow the simple instructions the voice provides you.


VOTE BY INTERNET -- http://www.eproxy.com/emrt -- QUICK *** EASY *** IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on May 18, 2001.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.


VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to E.mergent, Inc., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.






      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD


[GRAPHIC OMITTED]





             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

1.  Election of directors:  01 Richard F. Craven   04 Peter McDonnell       [ ] Vote FOR            [ ]  Vote WITHHELD
                            02 James W. Hansen     05 Roger Redmond             all nominees             from all nominees
                            03 Robin Sheeley                                    (except as marked)

                                                                             ________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,     |                                        |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)    |________________________________________|

2.  In their discretion, the Proxies are authorized to vote upon such       [ ] For     [ ] Against     [ ] Abstain
    other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL DIRECTORS NAMED IN ITEM 1.

PLEASE SIGN, DATE AND MAIL THIS PROXY STATEMENT IN THE ENCLOSED ADDRESS ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED
IN THE U.S.

Address Change? Mark Box  [ ]
Indicate changes below:                                                        Date ________________________, 2001



                                                                             ________________________________________
                                                                            |                                        |
                                                                            |                                        |
                                                                            |________________________________________|



                                                                            Signature(s) in Box
                                                                            Please sign exactly as your name appears at
                                                                            left; in the case of joint tenancy, both
                                                                            tenants must sign; fiduciaries please
                                                                            indicate title and authority.